UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2017

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida		32835
(Address of principal executive offices)		(Zip Code)

(407) 722-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2017, Hilton Grand Vacations Inc. (the “Company”) and six selling stockholders (HLT Holdco III LLC, HLT BREP VI.TE.2 Holdco LLC, HLT A23 Holdco LLC, HLT BREH VI Holdco LLC, HLT BREH Intl II Holdco LLC and HLT A23 BREH VI Holdco LLC) affiliated with The Blackstone Group L.P. (collectively, the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), pursuant to which the Underwriter agreed to purchase from the Selling Stockholders 9,650,000 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company at a price of $35.40 per share. The Company will not receive any proceeds from the sale of Common Stock by the Selling Stockholders.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement and also agreed to indemnify the Underwriter against certain liabilities, including liabilities arising from breaches of the representations and warranties contained in the Underwriting Agreement and liabilities under the Securities Act of 1933, as amended, and agreed to contribute to payments that the Underwriter may be required to make for these liabilities.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Underwriter and its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Underwriter and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they may receive customary fees and expenses, and may currently be, or may in the future be, lenders to us under facilities that we have entered into or may in the future enter into from time to time.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

Exhibit 10.1	Underwriting Agreement, dated as of June 14, 2017, by and among Hilton Grand Vacations Inc., the Selling Stockholders named therein and J.P. Morgan Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: June 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Underwriting Agreement, dated as of June 14, 2017, by and among Hilton Grand Vacations Inc., the Selling Stockholders named therein and J.P. Morgan Securities LLC.